 EXHIBIT 10.3

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 2
2. AMENDMENT/MODIFICATION NO. 00010		3. EFFECTIVE DATE 06/18/2018	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2018-25726	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	2543	7. ADMINISTERED BY (If other than Item 6)	CODE	2543
(Ö) Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539			Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD LANSING, MI 48906-2933			X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2017-92634 10B. DATED (See Item 13)
CODE 026489018		FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     The  above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended,      is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 939ZWUX 2642 2018 75-X-0956 5664711101 Increase $[**]
(Ö) 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
ITEM 10A.			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-7 Option for Increased Quantity—Separately Priced Line Item.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, Xis required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is issued to:
1. Exercise alternate SubCLIN 2004 from Optional CLIN 0002;
2. Increase and fund [**] doses on CLIN 2004 in the amount of $[**];
3. Total fundng for this contract has increased by $[**] from $[**] to $[**]

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Robert G. Kramer/President			16A. NAME OF CONTRACTING OFFICER Sherrie N Randall
15B. CONTRACTOR/OFFEROR ____/s/ Robert G. Kramer_______________________ (Signature of person authorized to sign)		15C. DATE SIGNED 18 Jun 18	16B. UNITED STATES OF AMERICA BY /s/ Sherrie N. Randall__________________________ (Signature of Contracting Officer)	16C. DATE SIGNED 06/18/2018
   NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
   PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA
FAR (48 CFR) 53.243

 Section B – Supplies/Services

Option 1 Items:

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0002	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be [**] from the date of exercise of option.	[**] Doses	$	[	**]	$	[	**]

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
2004	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be NLT [**]	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZWUX 2642 2018 75-X-0956 5664711101 $[**]